                                  Exhibit 10(g)
                                  -------------

             The Scotts Company 1997 Executive Annual Incentive Plan

                                  [SCOTTS LOGO]
                      1997 SCOTTS EXECUTIVE AND MANAGEMENT
                                 INCENTIVE PLAN

                             CORPORATE PARTICIPANTS

                             GENERAL PLAN PROVISIONS


OBJECTIVE: To provide a strong financial incentive which is consistent with and supportive of business strategy and to encourage a team effort towards the achievement of corporate goals.

TARGET AWARDS: Each participant will be assigned a 1997 "Bonus Target Percent of Salary."

RESTRICTIONS: Participants must be actively employed in an eligible position for at least 13 consecutive weeks during the plan year. Participants must be employed on the last day of the fiscal year to be eligible for a payout. Participants who terminate their employment during the plan year, except in cases of retirement, will not be eligible for an incentive payment, prorated or otherwise.

Plan eligibility and payout calculation will not be impacted for associates on short term disability at any time during the plan year. However, if an associate is on long term disability, the payout will be prorated to compensate only for periods of active employment or short term disability.

The Plan confers no rights upon any associate to participate in the Plan or remain in the employ of the Company. Neither the adoption of the Plan nor its operation shall in any way affect the right of the associate or the Company to terminate the employment relationship at any time.

The Company reserves the right to suspend the Plan, to withdraw the Plan, and to make substantial alterations in Plan concept.

                             CORPORATE PARTICIPANTS
                          EXECUTIVE & MANAGEMENT LEVEL

Finance
Human Resources
Research
Information Systems
Legal/Corporate Communications

MEASUREMENTS:
-------------

===============================================================================
PARTICIPANTS                       CORPORATE EARNINGS     MAJOR GOAL ATTAINMENT
                                       PER SHARE
                                       ("E.P.S.")
===============================================================================
Finance                                   80%                      20%
-------------------------------------------------------------------------------
Human Resources                           80%                      20%
-------------------------------------------------------------------------------
Research                                  80%                      20%
-------------------------------------------------------------------------------
Information Systems                       80%                      20%
-------------------------------------------------------------------------------
Legal/Corporate Communications            80%                      20%
===============================================================================


EARNED AWARDS:
--------------

CORPORATE EARNINGS PER SHARE: As reported in public financial statements.

===============================================================================
CORPORATE PERFORMANCE                EARNINGS PER SHARE      INCENTIVE PAYOUT
                                                             AWARD PERCENTAGE
===============================================================================
Minimum                                  80% - $1.06               25%
-------------------------------------------------------------------------------
Target                                  100% - $1.32               100%
-------------------------------------------------------------------------------
Maximum                                 120% - $1.56               250%
===============================================================================

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each $.01 increase in E.P.S. above the "Minimum", the award percentage increases by 2.88%.

For results between "Target" and "Maximum": For each $.01 increase in E.P.S. above the "Target", the award percentage increases by 6.25%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

MAJOR GOAL ATTAINMENT: Based on the performance and achievement of specific quantifiable goals within the participant's area of responsibility, as established and measured by the CEO and/or the participant's manager.

===============================================================================
PERSONAL PERFORMANCE LEVELS            GOAL ATTAINMENT         INCENTIVE PAYOUT
                                                               AWARD PERCENTAGE
===============================================================================
Minimum                             Did not achieve goals              0%
-------------------------------------------------------------------------------
Target                            Achieved goals on average          100%
-------------------------------------------------------------------------------
Maximum                           Exceeded goals on average          200%
===============================================================================

Results between performance levels will be rewarded on a payout percentage determined by the CEO and/or the participant's manager (with CEO approval).


SAMPLE CALCULATION:
-------------------

Salary: $80,000
1997 Target Percentage: 20%

Results:
Earnings Per Share: $1.34
Major Goal Attainment:  Accomplished all major goals satisfactorily.

1997 Target x 80% x Corporate Earnings Per Share Award Percentage
        20% x 80% x 112.5% = 18.0%
                  +
1997 Target x 20% x Major Goal Attainment Award Percentage
        20% x 20% x 100% = 4.0%

=Award of 22.0% of pay

FINAL PAYOUT = $80,000 X 22.0% = $17,600
                                 =======

                                  [SCOTTS LOGO]
                      1997 SCOTTS EXECUTIVE AND MANAGEMENT
                                 INCENTIVE PLAN

                           BUSINESS GROUP PARTICIPANTS
                                 EXECUTIVE LEVEL

                             GENERAL PLAN PROVISIONS


OBJECTIVE: To provide a strong financial incentive which is consistent with and supportive of business strategy and to encourage a team effort towards the achievement of corporate goals.

TARGET AWARDS: Each participant will be assigned a 1997 "Bonus Target Percent of Salary."

RESTRICTIONS: Participants must be actively employed in an eligible position for at least 13 consecutive weeks during the plan year. Participants must be employed on the last day of the fiscal year to be eligible for a payout. Participants who terminate their employment during the plan year, except in cases of retirement, will not be eligible for an incentive payment, prorated or otherwise.

Plan eligibility and payout calculation will not be impacted for associates on short term disability at any time during the plan year. However, if an associate is on long term disability, the payout will be prorated to compensate only for periods of active employment or short term disability.

The Plan confers no rights upon any associate to participate in the Plan or remain in the employ of the Company. Neither the adoption of the Plan nor its operation shall in any way affect the right of the associate or the Company to terminate the employment relationship at any time.

The Company reserves the right to suspend the Plan, to withdraw the Plan, and to make substantial alterations in Plan concept.

                           BUSINESS GROUP PARTICIPANTS
                                 EXECUTIVE LEVEL
                      (EXECUTIVES AND THEIR DIRECT REPORTS)

Consumer Lawns
Consumer Gardens
Professional
Organics
International

MEASUREMENTS
------------

===============================================================================
BUSINESS GROUP             BUSINESS GROUP            CORPORATE       MAJOR GOAL
                        ADJUSTED CONTRIBUTION         EARNINGS       ATTAINMENT
                               MARGIN                PER SHARE
                             ("A.C.M.")              ("E.P.S.")
===============================================================================
Consumer Lawns                   50%                    30%              20%
-------------------------------------------------------------------------------
Consumer Gardens                 50%                    30%              20%
-------------------------------------------------------------------------------
Professional                     50%                    30%              20%
-------------------------------------------------------------------------------
Organics                         50%                    30%              20%
-------------------------------------------------------------------------------
International                    50%                    30%              20%
===============================================================================


EARNED AWARDS:
--------------

BUSINESS GROUP A.C.M.:  Defined by the attached schedule.

===============================================================================
GROUP PERFORMANCE LEVELS           BUSINESS GROUP A.C.M.      INCENTIVE PAYOUT
                                   PERFORMANCE PERCENTAGE     AWARD PERCENTAGE
===============================================================================
Minimum                                     80%                      25%
-------------------------------------------------------------------------------
Target                                      100%                    100%
-------------------------------------------------------------------------------
Maximum                                     120%                    250%
===============================================================================

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

CORPORATE EARNINGS PER SHARE: As reported in public financial statements.

===============================================================================
CORPORATE PERFORMANCE             EARNINGS PER SHARE          INCENTIVE PAYOUT
                                                              AWARD PERCENTAGE
===============================================================================
Minimum                               80% - $1.06                   25%
-------------------------------------------------------------------------------
Target                               100% - $1.32                   100%
-------------------------------------------------------------------------------
Maximum                              120% - $1.56                   250%
===============================================================================

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each $.01 increase in E.P.S. above the "Minimum", the award percentage increases by 2.88%.

For results between "Target" and "Maximum": For each $.01 increase in E.P.S. above the "Target", the award percentage increases by 6.25%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

MAJOR GOAL ATTAINMENT: Based on the performance and achievement of specific quantifiable goals within the participant's area of responsibility, as established and measured by the CEO, Executive Vice President and/or the participant's manager.

===============================================================================
PERSONAL PERFORMANCE LEVELS             GOAL ATTAINMENT        INCENTIVE PAYOUT
                                                               AWARD PERCENTAGE
===============================================================================
Minimum                              Did not achieve goals             0%
-------------------------------------------------------------------------------
Target                             Achieved goals on average         100%
-------------------------------------------------------------------------------
Maximum                            Exceeded goals on average         200%
===============================================================================

Results between performance levels will be rewarded on a payout percentage determined by the CEO and/or the participant's manager (with CEO approval).

SAMPLE CALCULATION:
-------------------

Salary: $80,000
1997 Target Percentage: 20%

Results:
Business Group A.C.M.:
         Actual            $21,000,000
         Budget            $20,000,000
Earnings Per Share: $1.34
Major Goal Attainment:  Accomplished all major goals satisfactorily on average.

Calculation:
Business Group A.C.M. = $21,000,000 = 105%
                        -----------
Performance Percentage  $20,000,000

(5% Performance Percentage above "target" x 7.5%) + 100% = 137.5% Business Group
                                                           A.C.M. Award
                                                           Percentage

1997 Target x 50% x Business Group A.C.M. Award Percentage
        20% x 50% x 137.5% = 13.75%
                  +
1997 Target x 30% x Corporate Earnings Per Share Award Percentage
        20% x 30% x 112.5% = 6.75%
                  +
1997 Target x 20% x Major Goal Attainment Award Percentage
        20% x 20% x 100% = 4.0%

=Award of 24.5% of pay

FINAL PAYOUT = $80,000 X 24.5% = $19,600
                                 =======

                                  [SCOTTS LOGO]
                      1997 SCOTTS EXECUTIVE AND MANAGEMENT
                                 INCENTIVE PLAN

                          OPERATIONS PARTICIPANTS LEVEL
                                 EXECUTIVE LEVEL

                             GENERAL PLAN PROVISIONS


OBJECTIVE: To provide a strong financial incentive which is consistent with and supportive of business strategy and to encourage a team effort towards the achievement of corporate goals.

TARGET AWARDS: Each participant will be assigned a 1997 "Bonus Target Percent of Salary."

RESTRICTIONS: Participants must be actively employed in an eligible position for at least 13 consecutive weeks during the plan year. Participants must be employed on the last day of the fiscal year to be eligible for a payout. Participants who terminate their employment during the plan year, except in cases of retirement, will not be eligible for an incentive payment, prorated or otherwise.

Plan eligibility and payout calculation will not be impacted for associates on short term disability at any time during the plan year. However, if an associate is on long term disability, the payout will be prorated to compensate only for periods of active employment or short term disability.

The Plan confers no rights upon any associate to participate in the Plan or remain in the employ of the Company. Neither the adoption of the Plan nor its operation shall in any way affect the right of the associate or the Company to terminate the employment relationship at any time.

The Company reserves the right to suspend the Plan, to withdraw the Plan, and to make substantial alterations in Plan concept.

                             OPERATIONS PARTICIPANTS
                                 EXECUTIVE LEVEL
                      (EXECUTIVES AND THEIR DIRECT REPORTS)

MEASUREMENTS
------------

===============================================================================
BUSINESS        OPERATING       CORPORATE      INDIVIDUAL AREA OF    MAJOR GOAL
GROUP             COSTS        EARNINGS PER      RESPONSIBILITY      ATTAINMENT
                                  SHARE           ("I.A.O.R.")
===============================================================================
Operations       Range:          Range:              Range:              20%
                20% - 50%       20% - 30%           0% - 40%
===============================================================================


EARNED AWARDS
-------------

OPERATING COSTS:  Defined by the sum of the following:

1.    Total manufacturing variances to budget
2.    Total material price variances to budget
3.    Total distribution variances to flex budget

===============================================================================
CORPORATE PERFORMANCE               OPERATING COSTS            INCENTIVE PAYOUT
                                                               AWARD PERCENTAGE
===============================================================================
Minimum                                $2 MM (U)                     25%
-------------------------------------------------------------------------------
Target                                  Budget                       100%
-------------------------------------------------------------------------------
Maximum                                $1 MM (F)                     250%
===============================================================================

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each $26,667 below the "Target", the award percentage decreases by 1.00%.

For results between "Target" and "Maximum": For each $6,667 above the "Target", the award percentage increases by 1.00%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

CORPORATE EARNINGS PER SHARE: As reported in public financial statements.

===============================================================================
CORPORATE PERFORMANCE              EARNINGS PER SHARE          INCENTIVE PAYOUT
                                                               AWARD PERCENTAGE
===============================================================================
Minimum                                80% - $1.06                   25%
-------------------------------------------------------------------------------
Target                                100% - $1.32                   100%
-------------------------------------------------------------------------------
Maximum                               120% - $1.56                   250%
===============================================================================

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results above the "Maximum": An incentive payout of 250% will be calculated.

INDIVIDUAL AREA OF RESPONSIBILITY: Defined according to the participant.

===============================================================================
I.A.O.R.                      AREA OF RESPONSIBILITY           INCENTIVE PAYOUT
PERFORMANCE LEVELS                  MEASURE(S)                 AWARD PERCENTAGE
===============================================================================
Minimum                  Defined according to the I.A.O.R.            25%
-------------------------------------------------------------------------------
Target                                Budget                         100%
-------------------------------------------------------------------------------
Maximum                  Defined according to the I.A.O.R.           250%
===============================================================================

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results above the "Maximum": An incentive payout of 250% will be calculated.

MAJOR GOAL ATTAINMENT: Based on the performance and achievement of specific quantifiable goals within the participants area of responsibility, as established and measured by the CEO, Executive Vice President and/or the participant's manager.

===============================================================================
PERSONAL PERFORMANCE LEVELS            GOAL ATTAINMENT         INCENTIVE PAYOUT
===============================================================================
Minimum                             Did not achieve goals              0%
-------------------------------------------------------------------------------
Target                            Achieved goals on average          100%
-------------------------------------------------------------------------------
Maximum                           Exceeded goals on average          200%
===============================================================================

Results between performance levels will be rewarded on a payout percentage determined by the CEO and/or the participant's manager (with CEO approval).

SAMPLE CALCULATION:
-------------------

Salary: $80,000
1997 Target Percentage: 20%

Incentive Measurements
===============================================================================
BUSINESS        OPERATING      CORPORATE       INDIVIDUAL AREA OF    MAJOR GOAL
GROUP             COSTS       EARNINGS PER       RESPONSIBILITY      ATTAINMENT
                                 SHARE            ("I.A.O.R.")
===============================================================================
Operations         20%            20%                 40%                20%
===============================================================================

Results:
Operating Costs:  $20,000 (F)
Corporate Earnings per Share: $1.34
Individual Area of Responsibility:  Attains budget
Major Goal Attainment: Accomplished all major goals satisfactorily on average.

Calculation:
Operating Costs   = $20,000 = 3.0 + 100% = 103%
                    -------
Award Percentage    $6,667

1997 Target x 20% x Operations Cost Award Percentage
        20% x 20% x 103%  = 4.12%
                  +
1997 Target x 20% x Corporate Earnings per Share Award Percentage
        20% x 20% x 112.5% = 4.50%
                  +
1997 Target x 40% x Individual Area of Responsibility Award Percentage
        20% x 40% x 100% = 8.00%
                  +
1997 Target x 20% x Major Goal Attainment Award Percentage
        20% x 20% x 100% = 4.00%

= Award of  20.62% of pay

FINAL PAYOUT = $80,000 X 20.62% = $16,496
                                  =======

                          OPERATIONS/ORGANICS ADDENDUM
                                 EXECUTIVE LEVEL

MEASUREMENTS:
-------------

===============================================================================
BUSINESS    ORGANICS OPERATING          ORGANICS         CORPORATE   MAJOR GOAL
GROUP             COSTS          ADJUSTED CONTRIBUTION   EARNINGS    ATTAINMENT
                                   MARGIN ("A.C.M.")     PER SHARE
===============================================================================
Organics           30%                    30%               20%          20%
===============================================================================


EARNED AWARDS:
--------------

ORGANICS OPERATING COSTS: Defined by the following:

===============================================================================
ORGANICS OPERATING COST            ORGANICS A.C.M.             INCENTIVE PAYOUT
PERFORMANCE LEVELS                    MEASURE(S)               AWARD PERCENTAGE
===============================================================================
Minimum                               $500M (U)                      25%
-------------------------------------------------------------------------------
Target                                  Budget                       100%
-------------------------------------------------------------------------------
Maximum                               $250M (F)                      250%
===============================================================================

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results above the "Maximum": An incentive payout of 250% will be calculated.

BUSINESS GROUP A.C.M.:  Defined by the attached schedule.

===============================================================================
GROUP PERFORMANCE LEVELS         BUSINESS GROUP A.C.M.         INCENTIVE PAYOUT
                                 PERFORMANCE PERCENTAGE        AWARD PERCENTAGE
===============================================================================
Minimum                                   80%                         25%
-------------------------------------------------------------------------------
Target                                    100%                       100%
-------------------------------------------------------------------------------
Maximum                                   120%                       250%
===============================================================================

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

CORPORATE EARNINGS PER SHARE: Refer to the Plan Document.

MAJOR GOAL ATTAINMENT: Refer to the Plan Document.